                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of August, 1997.


                        /s/  H. Lyman Bretting
                        -------------------------------
                        H. Lyman Bretting, Director





STATE OF WISCONSIN )
                   )   ss.
COUNTY OF ASHLAND  )


         On this 6th day of August, 1997, before me, Ruth A. Wosepka, a Notary Public in and for said County and State, personally appeared H. Lyman Bretting, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Ruth A. Wosepka
                                                      -------------------------
My Commission Expires:  May 24, 1998                         Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of August, 1997.


                                       /s/  David A. Christensen
                                       -------------------------------
                                       David A. Christensen, Director





STATE OF SOUTH DAKOTA   )
                        )   ss.
COUNTY OF MINNEHAHA     )


         On this 2nd day of August, 1997, before me, Bonnie L. Steen, a Notary Public in and for said County and State, personally appeared David A. Christensen, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Bonnie L. Steen
                                                      -------------------------
My Commission Expires:  July 31, 2000                      Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 1997.


                                          /s/  W. John Driscoll
                                          -------------------------------
                                          W. John Driscoll, Director





STATE OF MINNESOTA )
                   )   ss.
COUNTY OF RAMSEY   )


         On this 4th day of August, 1997, before me, Cheryl M. McNary, a Notary Public in and for said County and State, personally appeared W. John Driscoll, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Cheryl M. McNary
                                                      -------------------------
My Commission Expires:  January 31, 2000                      Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 1997.


                                          /s/ Dale L. Haakenstad
                                          -------------------------------
                                          Dale L. Haakenstad, Director





STATE OF MINNESOTA )
                   )   ss.
COUNTY OF BECKER   )


         On this 4th day of August, 1997, before me, Vicki A. Gravelle, a Notary Public in and for said County and State, personally appeared Dale L. Haakenstad, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Vicki A. Gravelle
                                                      -------------------------
My Commission Expires:  July 31, 2000                        Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of August, 1997.


                                         /s/  Richard M. Kovacevich
                                         ----------------------------------
                                         Richard M. Kovacevich, Director





STATE OF MINNESOTA )
                   )   ss.
COUNTY OF HENNEPIN )


         On this 1st day of August, 1997, before me, Corisnne F. Knowles, a Notary Public in and for said County and State, personally appeared Richard M. Kovacevich, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Corisnne F. Knowles
                                                      -------------------------
My Commission Expires:  January 31, 2000                      Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 1997.


                                            /s/  Douglas W. Leatherdale
                                            ----------------------------------
                                            Douglas W. Leatherdale, Director





STATE OF MINNESOTA )
                   )   ss.
COUNTY OF HENNEPIN )


         On this 4th day of August, 1997, before me, Mary E. Waltz, a Notary Public in and for said County and State, personally appeared Douglas W. Leatherdale, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Mary E. Waltz
                                                      -------------------------
My Commission Expires:                                  Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, her attorney, with full power to act for her and in her name, place and stead, to sign her name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of August, 1997.


                                            /s/  Margaret R. Preska
                                            ---------------------------------
                                            Margaret R. Preska, Director





STATE OF MINNESOTA )
                   )   ss.
COUNTY OF RAMSEY   )


         On this 4th day of August, 1997, before me, Carol A. Zwinger, a Notary Public in and for said County and State, personally appeared Margaret R. Preska, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Carol A. Zwinger
                                                      -------------------------
My Commission Expires:  January 31, 2000                    Notary Public

                                  POWER OF ATTORNEY


         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, the undersigned holds the office of director for the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints PAUL
E. PENDER, EDWARD J. McINTYRE AND JOHN P. MOORE, JR., and each of them individually, her attorney, with full power to act for her and in her name, place and stead, to sign her name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of August, 1997.


                                            /s/  A. Patricia Sampson
                                            ---------------------------------
                                            A. Patricia Sampson, Director





STATE OF MINNESOTA )
                   )   ss.
COUNTY OF HENNEPIN )


         On this 4th day of August, 1997, before me, Sutton A. Plombon, a
Notary Public in and for said County and State, personally appeared A. Patricia Sampson, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.


                                                      /s/  Sutton A. Plombon
                                                      -------------------------
My Commission Expires:  January 31, 2000                     Notary Public

                                  POWER OF ATTORNEY

         WHEREAS, NORTHERN STATES POWER COMPANY, a Minnesota corporation (the Company), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, its Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock; and

         WHEREAS, each of the undersigned holds the office or offices for the Company herein below set opposite his name, respectively;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints PAUL E. PENDER, EDWARD J. McINTYRE and JOHN P. MOORE, JR., and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the sale of up to 5,000,000 additional shares of the Company's Common Stock and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 4th day of August, 1997.


                                       /s/  James J. Howard
                                       ----------------------------------
                                       James J. Howard,
                                       Principal Executive Officer & Director



                                       /s/  Edward J. McIntyre
                                       ----------------------------------
                                       Edward J. McIntyre,
                                       Chief Financial Officer



                                       /s/  Roger D. Sandeen
                                       ----------------------------------
                                       Roger D. Sandeen,
                                       Chief Accounting Officer




STATE OF MINNESOTA )
                   )    ss.
COUNTY OF HENNEPIN )

         On this 4th day of August, 1997, before me, Sutton A. Plombon, a Notary Public in and for said County and State, personally appeared James J. Howard, Edward J. McIntyre and Roger D. Sandeen, known to me to be the persons whose names are subscribed to the foregoing instrument, and each person acknowledged to me that he executed the same as his own free act and deed.
         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.

                                                      /s/  Sutton A. Plombon
                                                      -------------------------
My Commission Expires:  January 31, 2000              Notary Public